                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                FORM 8-K/A NO. 2

Current report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               __________________

                         Commission File Number 1-13102

      Date of Report (date of earliest event reported): DECEMBER 11, 1997


                      FIRST INDUSTRIAL REALTY TRUST, INC.
             (Exact name of Registrant as specified in its Charter)



                MARYLAND                                    36-3935116
    (State or other jurisdiction of                     (I.R.S. Employer
    incorporation or organization)                      Identification No.)



            311 S. WACKER DRIVE, SUITE 4000, CHICAGO, ILLINOIS 60606
                    (Address of principal executive offices)


                                 (312) 344-4300
              (Registrant's telephone number, including area code)

                             ITEM 5.  OTHER EVENTS



     Since the filing of First Industrial Realty Trust, Inc. and its Subsidiaries' (the "Company") Form 8-K dated October 30, 1997, the Company acquired 84 industrial properties and three land parcels for future development from unrelated parties and one property from a related party during the period November 1, 1997 through December 31, 1997, exclusive of the 64 industrial properties acquired on December 9, 1997 (the "Sealy Acquisition Properties") which have been reported on the Company's Form 8-K dated October 30, 1997. The combined purchase price of the 85 industrial properties and three land parcels acquired totaled approximately $180.2 million, excluding development costs incurred subsequent to the acquisition of the land parcels and closing costs incurred in conjunction with the acquisition of the industrial properties and land parcels. The 85 industrial properties and three land parcels acquired are described below and were funded with working capital, the issuance of limited partnership units in First Industrial, L.P. (the "Units"), the issuance of $.01 par value common stock, borrowings under the Company's $200 million unsecured revolving credit facility (the "1996 Unsecured Acquisition Facility"), borrowings under the Company's $300 million unsecured revolving credit facility (the "1997 Unsecured Acquisition Facility"), the issuance of other unsecured debt and the assumption of secured debt. The Company will operate the facilities as industrial rental property. With respect to the land parcels purchased, the Company intends to develop the land parcels and operate the facilities as industrial rental property.

     In connection with the acquisition of 28 of the 85 industrial properties acquired during the period November 1, 1997 through December 31, 1997, the Company completed negotiations to acquire an additional industrial property (described below) by March 31, 1998 which will be funded with cash, the issuance of Units and the assumption of debt. The Company will operate this property as industrial rental property.

* On November 19, 1997, the Company exercised an option that was granted on March 19, 1996 to purchase a 100,000 square foot bulk warehouse property located in Indianapolis, Indiana for approximately $3.3 million. The property was purchased from Shadeland III Associates Limited Partnership, of which, one of the Company's Senior Regional Directors was a limited partner. Rental history commenced on August 1, 1997.

* On November 24, 1997, the Company purchased a land parcel located in Jeffersonville, Indiana for approximately $.9 million. The land parcel was purchased from the Indiana Port Commission.

* On December 5, 1997, the Company purchased three light industrial properties totaling 262,488 square feet located in Tempe, Arizona. The aggregate purchase price for these properties was approximately $18.8 million. The properties were purchased from Opus Estates, L.L.C.

* On December 5, 1997, the Company purchased a 174,854 square foot light industrial property located in Tempe, Arizona. The purchase price for the property was approximately $7.5 million. The property was purchased from Opus West, L.L.C. Rental history had not yet commenced as of the date of purchase.

* On December 9, 1997, the Company purchased a 100,000 square foot light industrial property located in Hicksville, New York. The purchase price for the property was approximately $3.2 million. The property was purchased from Sulzer Metco (U.S.) Inc. This property was owner occupied prior to purchase.

* On December 11, 1997, the Company purchased 28 light industrial properties totaling 919,843 square feet and two land parcels located in Tampa, Florida. The purchase price for these properties and land parcels was approximately $47.3 million which was funded with $45.9 million in cash and the issuance of 42,101 Units valued at $1.4 million. The properties and land parcels were purchased from TR Developers, Thompson & Rubin, TRA Limited, Thompson Center II Joint Venture, Thompson Center Adamo, L.P., Thompson-Rubin Sunventure, Ltd., D.C. Thompson, Ltd., TK Properties and Thompson Center II Joint Venture Land. In connection with this acquisition, the Company completed negotiations with TK-SV to acquire an additional 44,427 square foot light industrial property for approximately $3.2 million. This property acquisition will be funded with cash, the issuance of Units and the assumption of debt and is scheduled to close by March 31, 1998.

* On December 16, 1997, the Company purchased a 215,000 square foot light industrial property located in Hicksville, New York. The purchase price for the property was approximately $3.3 million. The property was purchased from General Semiconductor, Inc. This property was owner occupied prior to purchase.

* On December 19, 1997, the Company purchased a 98,052 square foot light industrial property located in Tempe, Arizona. The purchase price for the property was approximately $10.3 million. The property was purchased from Opus West Corporation. Rental history commenced on November 10, 1997.

* On December 23, 1997, the Company purchased 36 light industrial properties totaling 498,233 square feet in Salt Lake City, Utah. The purchase price for these properties was approximately $22.7 million. The properties were purchased from The Equitable Life Assurance Society of the United States.

* On December 23, 1997, the Company purchased a 623,832 square foot bulk warehouse property located in Denver, Pennsylvania for approximately $16.7 million. The property was purchased from F.W. Woolworth Company, a New York Corporation. The property was owner occupied prior to purchase.

* On December 23, 1997, the Company purchased two light industrial properties totaling 346,819 square feet located in Houston, Texas. The purchase price for these properties was approximately $11.1 million, which was funded with $7.5 million in cash and the assumption of $3.6 million of debt. The property was purchased from Midway Equities Cantex Commercial Properties.

* On December 29, 1997, the Company purchased a 255,470 square foot bulk warehouse property located in Hilliard, Ohio for approximately $7.4 million. The property was purchased from Arredondo Children's Trust.

* On December 29, 1997, the Company purchased a 21,900 square foot light industrial property located in Hauppauge, New York. The purchase price for the property was approximately $.7 million. The property was purchased from The Burmax Company, Inc. This property was owner occupied prior to purchase.

* On December 29, 1997, the Company purchased eight light industrial properties totaling 613,040 square feet in Ronkonkama, New York. The purchase price for these properties was approximately $27.0 million. The properties were purchased from The Equitable Life Assurance Society of the United States.

                   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements:

                 Combined Historical Statements of Revenues and Certain Expenses for the 1997 Acquisition IV Properties - Unaudited.

               * Combined Historical Statements of Revenues and Certain
                 Expenses for the 1997 Acquisition V Properties and Notes thereto with Independent Accountant's report dated December 30, 1997.

               * Combined Historical Statements of Revenues and Certain
                 Expenses for the 1997 Acquisition VI Properties and Notes thereto with Independent Accountant's report dated January 9, 1998.

               * Combined Historical Statements of Revenues and Certain
                 Expenses for the 1997 Acquisition VII Properties and Notes thereto with Independent Accountant's report dated
                 January 9, 1998.

                 Combined Historical Statements of Revenues and Certain Expenses for the 1997 Acquisition VIII Properties and Notes thereto with Independent Accountant's report dated February 17, 1998.

     (b) Pro Forma Financial Information:

         Pro Forma Balance Sheet as of September 30, 1997.

         Pro Forma Statement of Operations for the Nine Months Ended September 30, 1997.

         Pro Forma Statement of Operations for the Year Ended
         December 31, 1996.


     (c)  Exhibits.


             Exhibits Number    Description
             ---------------    -----------
                    23          Consent of Coopers & Lybrand L.L.P.,
                                Independent Accountants




    * Previously Filed on the Company's Form 8-K/A No. 1 dated December 11, 1997

                         INDEX TO FINANCIAL STATEMENTS

                                                                                PAGE
1997 ACQUISITION IV PROPERTIES

  Combined Historical Statements of Revenues and
  Certain Expenses for the 1997 Acquisition IV
  Properties for the Nine Months Ended September 30,
  1997 and the Year Ended December 31, 1996 -
  Unaudited..................................................................... 5

1997 ACQUISITION VIII PROPERTIES

  Report of Independent
  Accountants.................................................................... 6

  Combined Historical Statements of Revenues and
  Certain Expenses for the 1997 Acquisition VIII
  Properties for the Nine Months Ended September 30,
  1997 and for the Year Ended December 31,
  1996........................................................................... 7

  Notes to Combined Historical Statements of Revenues and Certain Expenses....... 8-9

PRO FORMA FINANCIAL INFORMATION

  Pro Forma Balance Sheet as of September 30, 1997............................... 10-12

  Pro Forma Statement of Operations for the Nine Months Ended
  September  30, 1997............................................................ 13-15

  Notes to Pro Forma Financial
  Statements..................................................................... 16-20

  Pro Forma Statement of Operations for the Year Ended December 31, 1996......... 21-24

  Notes to Pro Forma Financial
  Statement...................................................................... 25-28

                         1997 ACQUISITION IV PROPERTIES
        COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


     The Combined Historical Statements of Revenues and Certain Expenses as shown below, present the summarized results of operations of four of 86 properties, of which 85 were acquired during the period November 1, 1997 through December 31, 1997 and one property scheduled to be acquired by January 31, 1998 by First Industrial Realty Trust, Inc. and its Subsidiaries (the "Company") (collectively, the "1997 Acquisition IV Properties"). These statements are exclusive of 28 properties and one property scheduled to be acquired by March 31, 1998 (together, the "1997 Acquisition V Properties"),
36 properties (the "1997 Acquisition VI Properties") and eight properties (the "1997 Acquisition VII Properties") acquired by the Company which have been audited and are reported on Form 8-K/A No. 1 dated December 11, 1997, three properties (the "1997 Acquisition VIII Properties") acquired by the Company which have been audited and are included elsewhere in this Form 8-K/A No. 2, additional parcels of land for future development, four properties occupied by the previous owner prior to acquisition and two properties in which rental history did not commence prior to September 30, 1997.

     The 1997 Acquisition IV Properties were acquired for an aggregate purchase price of approximately $21.8 million and have an aggregate gross leaseable area of 702,289 square feet. A description of each property is included in Item 5.




                                                                         FOR THE NINE                     FOR THE
                                                                         MONTHS ENDED                    YEAR ENDED
                                                                      SEPTEMBER 30, 1997              DECEMBER 31, 1996
                                                                          (UNAUDITED)                    (UNAUDITED)
                                                                     -------------------             ------------------
Revenues:
  Rental Income...................................                     $       1,301                  $        1,857
  Tenant Recoveries and Other Income..............                               289                             207
                                                                       -------------                  --------------
     Total Revenues...............................                             1,590                           2,064
                                                                       -------------                  --------------
Expenses:
  Real Estate Taxes...............................                               165                             217
  Repairs and Maintenance.........................                                46                              77
  Property Management.............................                                36                              39
  Utilities.......................................                                45                              63
  Insurance.......................................                                28                              35
  Other...........................................                                17                               5
                                                                       -------------                  --------------
     Total Expenses...............................                               337                             436
                                                                       -------------                  --------------
Revenues in Excess of Certain Expenses............                     $       1,253                  $        1,628
                                                                       =============                  ==============

                       REPORT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors of
     First Industrial Realty Trust, Inc.


     We have audited the accompanying combined historical statement of revenues and certain expenses of the 1997 Acquisition VIII Properties as described in
Note 1 for the year ended December 31, 1996. This financial statement is the responsibility of the 1997 Acquisition VIII Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined historical statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A No. 2 dated December 11, 1997 of First Industrial Realty Trust, Inc. and is not intended to be a complete presentation of the 1997 Acquisition VIII Properties' revenues and expenses.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the 1997 Acquisition VIII Properties for the year ended December 31, 1996 in conformity with generally accepted accounting principles.








                                                     COOPERS & LYBRAND L.L.P.
Chicago, Illinois
February 17, 1998

                        1997 ACQUISITION VIII PROPERTIES
        COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)






                                                                          FOR THE NINE
                                                                          MONTHS ENDED                        FOR THE
                                                                        SEPTEMBER 30, 1997                    YEAR ENDED
                                                                           (UNAUDITED)                    DECEMBER 31, 1996
                                                                      ---------------------            ----------------------
Revenues:
  Rental Income.....................................                    $          1,014                 $             373
  Tenant Recoveries and Other Income................                                 154                                12
                                                                        ----------------                 -----------------
     Total Revenues.................................                               1,168                               385
                                                                        ----------------                 -----------------
Expenses:
  Real Estate Taxes.................................                                 164                               ---
  Repairs and Maintenance...........................                                  48                                22
  Utilities.........................................                                  17                                10
  Insurance.........................................                                  10                                13
                                                                        ----------------                 -----------------
     Total Expenses.................................                                 239                                45
                                                                        ----------------                 -----------------
Revenues in Excess of Certain Expenses..............                    $            929                 $             340
                                                                        ================                 =================

   The accompanying notes are an integral part of the financial statements.

                        1997 ACQUISITION VIII PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


1. BASIS OF PRESENTATION.

     The Combined Historical Statements of Revenues and Certain Expenses (the "Statements") combined the results of operations of three properties acquired by First Industrial Realty Trust, Inc. and its Subsidiaries (the "Company") on December 5, 1997 (the "1997 Acquisition VIII Properties").

     The 1997 Acquisition VIII Properties were acquired for an aggregate purchase price of approximately $18.8 million.



                                 SQUARE
                      # OF        FEET               DATE                   DATE RENTAL
METROPOLITAN AREA  PROPERTIES  (UNAUDITED)         ACQUIRED              HISTORY COMMENCED
-----------------  -----------------------       ----------------------  ---------------------------
Tempe, Arizona         1         63,720           December 5, 1997              April 1, 1996
Tempe, Arizona         1         99,384           December 5, 1997             November 1, 1996
Tempe, Arizona         1         99,384           December 5, 1997              March 1, 1997
                   ----------  -----------
TOTAL                  3         262,488
                   ==========  ===========

     The unaudited Combined Historical Statement of Revenues and Certain Expenses for the nine months ended September 30, 1997 reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

     The Statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 1997 Acquisition VIII Properties that may not be comparable to the expenses expected to be incurred in their proposed future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

     In order to conform with generally accepted accounting principles, management, in preparation of the Statements, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.


Revenue and Expense Recognition

     The Statements have been prepared on the accrual basis of accounting.

     Rental income is recorded when due from tenants. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease.

                        1997 ACQUISITION VIII PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


3. FUTURE RENTAL REVENUES

     The 1997 Acquisition VIII Properties are leased to tenants under net and semi-net operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 1996 are approximately as follows:



                                      1997
                                ACQUISITION VIII
                                    PROPERTIES
                                ------------------
1997                             $         1,401
1998                                       2,250
1999                                       2,250
2000                                       2,329
2001                                       2,374
Thereafter                                 9,477
                                ----------------
Total                           $         20,081
                                ================

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                            PRO FORMA BALANCE SHEET
                            AS OF SEPTEMBER 30, 1997
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)





                                                            FIRST INDUSTRIAL              PUNIA               PACIFICA
                                                             REALTY TRUST,            ACQUISITION A         ACQUISITION
                                                                  INC.                 PROPERTIES            PROPERTIES
                                                              (HISTORICAL)            (HISTORICAL)          (HISTORICAL)
                                                               NOTE 2 (A)              NOTE 2 (B)            NOTE 2 (C)
                                                           -----------------    ------------------      ----------------
ASSETS
Assets:
Investment in Real Estate:
 Land......................................                      $   209,990           $   1,044            $ 29,040
 Buildings and Improvements................                        1,183,333               5,919             164,560
 Furniture, Fixtures and
    Equipment..............................                            1,423                 ---                 ---
Construction in Progress...................                           16,237                 ---                 ---
Less: Accumulated Depreciation..                                    (112,107)                ---                 ---
                                                                 -----------           ---------            --------
   Net Investment in Real Estate...........                        1,298,876               6,963             193,600
Cash and Cash Equivalents..................                            3,871              (5,796)           (171,094)
Restricted Cash............................                            8,729                 ---                 ---
U.S. Government Securities, Net............                          307,344                 ---                 ---
Tenant Accounts Receivable, Net............                            7,118                 ---                 ---
Deferred Rent Receivable...................                            9,660                 ---                 ---
Interest Rate Protection
      Agreements, Net......................                               55                 ---                 ---
Deferred Financing Costs, Net..............                            7,032                 ---                 ---
Prepaid Expenses and Other
     Assets, Net...........................                           41,353                 ---                 ---
                                                                 -----------           ---------            --------
   Total Assets............................                      $ 1,684,038           $   1,167            $ 22,506
                                                                 ===========           =========            ========
LIABILITIES AND
      STOCKHOLDERS' EQUITY
Liabilities:
 Mortgage Loans Payable....................                      $    95,794           $     ---            $    ---
 Defeased Mortgage Loan Payable..                                    300,000                 ---                 ---
 Senior Unsecured Debt.....................                          349,170                 ---                 ---
 Acquisition Facilities Payable............                           92,600                 ---                 ---
 Accounts Payable and
      Accrued Expenses.....................                           40,405                 ---                 ---
Rents Received in Advance
    and Security Deposits..................                           10,448                 ---                 ---
Dividends/Distributions Payable............                           17,706                 ---                 ---
                                                                 -----------           ---------            --------
   Total Liabilities.......................                          906,123                 ---                 ---
                                                                 -----------           ---------            --------
Minority Interest..........................                           95,683               1,167              22,506
Commitments and Contingencies..............                              ---                 ---                 ---

Stockholders Equity:
 Preferred Stock ($.01 par value,
  10,000,000 shares authorized,
  1,650,000, 40,000 and 20,000
  shares of Series A, B and C
  Cumulative Preferred Stock,
  respectively, issued and
  outstanding at September 30,
  1997).....................................                              17                 ---                 ---
Common Stock ($.01 par value,
  100,000,000 shares authorized,
  30,892,739 shares issued and
  outstanding at September 30,
  1997).....................................                             309                 ---                 ---
Additional Paid-in-Capital..................                         754,355                 ---                 ---
Distributions in Excess of
  Accumulated Earnings......................                         (70,387)                ---                 ---
Unamortized Value of
 Restricted Stock Grants....................                          (2,062)                ---
                                                                 -----------           ---------            --------
  Total Stockholders' Equity................                         682,232                 ---                 ---
                                                                 -----------           ---------            --------
 Total Liabilities and
    Stockholders' Equity....................                     $ 1,684,038           $   1,167            $ 22,506
                                                                 ===========           =========            ========

                                                        SEALY                1997
                                                     ACQUISITION        ACQUISITION IIA
                                                     PROPERTIES           PROPERTIES               SUBTOTAL
                                                    (HISTORICAL)         (HISTORICAL)               CARRY
                                                     NOTE 2 (D)           NOTE 2 (E)               FORWARD
                                                 ------------------     ------------------      ------------------
ASSETS
Assets:
Investment in Real Estate:
 Land......................................          $  19,891               $  4,413            $    264,378
 Buildings and Improvements.......                     112,716                 25,007               1,491,535
 Furniture, Fixtures and
    Equipment........................                      ---                    ---                   1,423
Construction in Progress.............                      ---                    ---                  16,237
Less: Accumulated Depreciation..                           ---                    ---                (112,107)
                                                     ---------               --------            ------------
   Net Investment in Real Estate...                    132,607                 29,420               1,661,466

Cash and Cash Equivalents...........                   (99,625)               (18,647)               (291,291)
Restricted Cash..........................                  ---                    ---                   8,729
U.S. Government Securities, Net....                        ---                    ---                 307,344
Tenant Accounts Receivable, Net...                         ---                    ---                   7,118
Deferred Rent Receivable.............                      ---                    ---                   9,660
Interest Rate Protection
      Agreements, Net.................                     ---                    ---                      55
Deferred Financing Costs, Net......                        ---                    ---                   7,032
Prepaid Expenses and Other
     Assets, Net........................                   ---                    ---                  41,353
                                                     ---------               --------            ------------

   Total Assets.........................             $  32,982               $ 10,773            $  1,751,466
                                                     =========               ========            ============
LIABILITIES AND
      STOCKHOLDERS' EQUITY
Liabilities:
 Mortgage Loans Payable..............                $   7,996               $  4,195            $    107,985
 Defeased Mortgage Loan Payable..                          ---                    ---                 300,000
 Senior Unsecured Debt...............                      ---                    ---                 349,170
 Acquisition Facilities Payable........                    ---                    ---                  92,600
 Accounts Payable and
      Accrued Expenses................                     ---                    ---                  40,405
Rents Received in Advance
    and Security Deposits...........                       ---                    ---                  10,448
Dividends/Distributions Payable...                         ---                    ---                  17,706
                                                     ---------               --------            ------------
   Total Liabilities.....................                7,996                  4,195                 918,314
                                                     ---------               --------            ------------
Minority Interest............................           24,986                  6,578                 150,920
Commitments and Contingencies.......                       ---                    ---                     ---

Stockholders Equity:
 Preferred Stock ($.01 par value,
  10,000,000 shares authorized,
  1,650,000, 40,000 and 20,000
  shares of Series A, B and C
  Cumulative Preferred Stock,
  respectively, issued and
  outstanding at September 30,
  1997).....................................               ---                    ---                      17
Common Stock ($.01 par value,
  100,000,000 shares authorized,
  30,892,739 shares issued and
  outstanding at September 30,
  1997).....................................               ---                    ---                     309
Additional Paid-in-Capital............                     ---                    ---                 754,355
Distributions in Excess of
  Accumulated Earnings..............                       ---                    ---                 (70,387)
Unamortized Value of
 Restricted Stock Grants.............                      ---                    ---                  (2,062)
                                                     ---------               --------            ------------
  Total Stockholders' Equity.......                        ---                    ---                 682,232
                                                     ---------               --------            ------------
 Total Liabilities and
    Stockholders' Equity........                     $  32,982               $ 10,773            $  1,751,466
                                                     =========               ========            ============

The accompanying notes are an integral part of the pro forma financial statement.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                            PRO FORMA BALANCE SHEET
                            AS OF SEPTEMBER 30, 1997

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                             1997              1997          1997           1997
                                                         ACQUISITION        ACQUISITION   ACQUISITION     ACQUISITION
                                                             III                IV             V             VI

                                              SUBTOTAL    PROPERTIES         PROPERTIES    PROPERTIES      PROPERTIES    SUBTOTAL
                                               CARRY     (HISTORICAL)       (HISTORICAL)  (HISTORICAL)    (HISTORICAL)     CARRY
                                              FORWARD     NOTE 2 (F)         NOTE 2 (G)    NOTE 2 (H)      NOTE 2 (I)    FORWARD
                                            -----------  ------------       ------------  ------------    ------------   --------
ASSETS
 Assets:
  Investment in Real Estate:
    Land .............................      $   264,378   $     2,657       $     3,271   $     7,579    $     3,398   $   281,283
    Buildings and Improvements .......        1,491,535        15,053            18,536        42,946         19,252     1,587,322
    Furniture, Fixtures and
      Equipment ......................            1,423            --                --            --             --         1,423
    Construction in Progress .........           16,237            --                --            --             --        16,237
    Less: Accumulated Depreciation ...         (112,107)           --                --            --             --      (112,107)
                                            -----------   -----------       -----------   -----------    -----------   -----------
      Net Investment in Real Estate ..        1,661,466        17,710            21,807        50,525         22,650     1,774,158

Cash and Cash Equivalents ............         (291,291)      (17,710)          (18,209)      (49,048)       (22,650)     (398,908)
Restricted Cash ......................            8,729            --                --            --             --         8,729
U.S. Government Securities, Net ......          307,344            --                --            --             --       307,344
Tenant Accounts Receivable, Net ......            7,118            --                --            --             --         7,118
Deferred Rent Receivable .............            9,660            --                --            --             --         9,660
Interest Rate Protection
  Agreements, Net ....................               55            --                --            --             --            55
Deferred Financing Costs, Net ........            7,032            --                --            --             --         7,032
Prepaid Expenses and Other
  Assets, Net ........................           41,353            --                --            --             --        41,353
                                            -----------   -----------       -----------   -----------    -----------   -----------
      Total Assets ...................      $ 1,751,466   $        --       $     3,598   $     1,477    $        --   $ 1,756,541
                                            ===========   ===========       ===========   ===========    ===========   ===========

LIABILITIES AND
    STOCKHOLDERS' EQUITY

Liabilities:

  Mortgage Loans Payable .............      $   107,985   $        --       $     3,598   $        --      $      --   $   111,583
  Defeased Mortgage Loan Payable .....          300,000            --                --            --             --       300,000
  Senior Unsecured Debt ..............          349,170            --                --            --             --       349,170
  Acquisition Facilities Payable .....           92,600            --                --            --             --        92,600
  Accounts Payable and
  Accrued Expenses ...................           40,405            --                --            --             --        40,405
  Rents Received in Advance
    and Security Deposits ............           10,448            --                --            --             --        10,448
  Dividends/Distributions Payable ....           17,706            --                --            --             --        17,706
                                            -----------   -----------       -----------   -----------    -----------   -----------
      Total Liabilities ..............          918,314            --             3,598            --             --       921,912
                                            -----------   -----------       -----------   -----------    -----------   -----------
Minority Interest ....................          150,920            --                --         1,477             --       152,397
Commitments and Contingencies ........               --            --                --            --             --            --

Stockholders Equity:
  Preferred Stock ($.01 par value,
    10,000,000 shares authorized,
    1,650,000, 40,000 and 20,000
    shares of Series A, B and C
    Cumulative Preferred Stock,
    respectively, issued and
    outstanding at September 30,
    1997) ............................               17            --                --            --             --            17
Common Stock ($.01 par value,
    100,000,000 shares authorized,
    30,892,739 shares issued and
    outstanding at September 30,
    1997) ............................              309            --                --            --             --           309
Additional Paid-in-Capital ...........          754,355            --                --            --             --       754,355
Distributions in Excess of
    Accumulated Earnings .............          (70,387)           --                --            --             --       (70,387)
Unamortized Value of
    Restricted Stock Grants ..........           (2,062)           --                --            --             --        (2,062)
                                            -----------   -----------       -----------   -----------    -----------   -----------
      Total Stockholders' Equity .....          682,232            --                --            --             --       682,232
                                            -----------   -----------       -----------   -----------    -----------   -----------
      Total Liabilities and
        Stockholders' Equity .........      $ 1,751,466   $        --       $     3,598   $     1,477    $      --     $ 1,756,541
                                            ===========   ===========       ===========   ===========    ===========   ===========

The accompanying notes are an integral part of the pro forma financial statement.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                            PRO FORMA BALANCE SHEET
                            AS OF SEPTEMBER 30, 1997
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                  1997             1997
                                                              ACQUISITION       ACQUISITION                           FIRST
                                                                  VII              VIII                             INDUSTRIAL
                                              SUBTOTAL         PROPERTIES        PROPERTIES         PRO FORMA      REALTY TRUST
                                               CARRY          (HISTORICAL)      (HISTORICAL)       ADJUSTMENTS         INC.
                                              FORWARD          NOTE 2 (J)        NOTE 2 (K)         NOTE 2 (L)      PRO FORMA
                                            -----------       -----------       -----------       -----------      -----------
ASSETS
  Assets:
    Investment in Real Estate:
      Land ...........................      $   281,283       $     4,050       $     2,820       $     8,566      $   296,719
      Buildings and Improvements .....        1,587,322            22,947            15,980            35,369        1,661,618
      Furniture, Fixtures and
        Equipment ....................            1,423                --                --                --            1,423
      Construction in Progress .......           16,237                --                --                --           16,237
      Less: Accumulated Depreciation .         (112,107)               --                --                --         (112,107)
                                            -----------       -----------       -----------       -----------      -----------
        Net Investment in Real Estate         1,774,158            26,997            18,800            43,935        1,863,890
Cash and Cash Equivalents ............         (398,908)          (26,997)          (18,800)          444,705               --
Restricted Cash ......................            8,729                --                --                --            8,729
U.S. Government Securities, Net ......          307,344                --                --                --          307,344
Tenant Accounts Receivable, Net ......            7,118                --                --                --            7,118
Deferred Rent Receivable .............            9,660                --                --                --            9,660
Interest Rate Protection
        Agreements, Net ..............               55                --                --                --               55
Deferred Financing Costs, Net ........            7,032                --                --                --            7,032
Prepaid Expenses and Other
        Assets, Net ..................           41,353                --                --                --           41,353
                                            -----------       -----------       -----------       -----------      -----------
        Total Assets .................      $ 1,756,541       $        --       $        --       $   488,640      $ 2,245,181
                                            ===========       ===========       ===========       ===========      ===========

LIABILITIES AND
    STOCKHOLDERS' EQUITY
  Liabilities:
    Mortgage Loans Payable ...........      $   111,583       $        --       $        --       $        --      $   111,583
    Defeased Mortgage Loan Payable ...          300,000                --                --                --          300,000
    Senior Unsecured Debt ............          349,170                --                --           299,808          648,978
    Acquisition Facilities Payable ...           92,600                --                --            11,622          104,222
    Accounts Payable and
        Accrued Expenses .............           40,405                --                --                --           40,405
    Rents Received in Advance
        and Security Deposits ........           10,448                --                --                --           10,448
    Dividends/Distributions Payable ..           17,706                --                --                --           17,706
                                            -----------       -----------       -----------       -----------      -----------
        Total Liabilities ............          921,912                --                --           311,430        1,233,342
                                            -----------       -----------       -----------       -----------      -----------
Minority Interest ....................          152,397                --                --                --          152,397
Commitments and Contingencies ........             --                  --                --                --               --

Stockholders Equity:
  Preferred Stock ($.01 par value,
    10,000,000 shares authorized,
    1,650,000, 40,000 and 20,000
    shares of Series A, B and C
    Cumulative Preferred Stock,
    respectively, issued and
    outstanding at September 30,
    1997) ............................               17                --                --                --               17
Common Stock ($.01 par value,
    100,000,000 shares authorized,
    30,892,739 shares issued and
    outstanding at September 30,
    1997) ............................              309                --                --                54              363
Additional Paid-in-Capital ...........          754,355                --                --           177,156          931,511
Distributions in Excess of
  Accumulated Earnings ...............          (70,387)               --                --                --          (70,387)
Unamortized Value of
  Restricted Stock Grants ............           (2,062)               --                --                --           (2,062)
                                            -----------       -----------       -----------       -----------      -----------
      Total Stockholders' Equity .....          682,232                --                --           177,210          859,442
                                            -----------       -----------       -----------       -----------      -----------
      Total Liabilities and
        Stockholders' Equity .........      $ 1,756,541       $        --       $        --       $   488,640      $ 2,245,181
                                            ===========       ===========       ===========       ===========      ===========

The accompanying notes are an integral part of the pro forma financial statement.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                   FIRST                                                                     1997
                                 INDUSTRIAL      1997         LAZARUS         PUNIA        OTHER 1997     ACQUISITION
                                REALTY TRUST, ACQUISITION      BURMAN      ACQUISITION    ACQUISITION         I
                                    INC.       PROPERTY      PROPERTIES     PROPERTIES     PROPERTIES     PROPERTIES     SUBTOTAL
                                (HISTORICAL) (HISTORICAL)   (HISTORICAL)   (HISTORICAL)   (HISTORICAL)   (HISTORICAL)      CARRY
                                 NOTE 3 (A)   NOTE 3 (B)     NOTE 3 (C)     NOTE 3 (D)     NOTE 3 (E)     NOTE 3 (F)      FORWARD
                                 ---------    ---------      ---------      ---------      ---------      ---------      ---------
REVENUES:
  Rental Income ...............  $ 115,530    $      20      $   1,501      $   5,354      $   1,178      $     550      $ 124,133
  Tenant Recoveries and
    Other Income ..............     31,117            5            374          1,157            482            236         33,371
  Interest Income on U.S. .....
    Government Securities .....      8,521           --             --             --             --             --          8,521
                                 ---------    ---------      ---------      ---------      ---------      ---------      ---------
      Total Revenues ..........    155,168           25          1,875          6,511          1,660            786        166,025
                                 ---------    ---------      ---------      ---------      ---------      ---------      ---------

EXPENSES:
  Real Estate Taxes ...........     24,192            4            396            983            448            194         26,217
  Repairs and Maintenance .....      6,134            1            119            267             53             31          6,605
  Property Management .........      5,075            1             59            124             21             22          5,302
  Utilities ...................      4,095            3             77            268              6              1          4,450
  Insurance ...................        389           --             22             85              9              5            510
  Other .......................      1,209           --             37             --             --             --          1,246
  General and Administrative ..      4,264           --             --             --             --             --          4,264
  Interest Expense ............     34,788           --             --             --             --             --         34,788
  Amortization of Interest
  Rate Protection Agreements
    and Deferred Financing
  Costs .......................      2,093           --             --             --             --             --          2,093
  Depreciation and Other
    Amortization ..............     27,468           --             --             --             --             --         27,468
                                 ---------    ---------      ---------      ---------      ---------      ---------      ---------
      Total Expenses ..........    109,707            9            710          1,727            537            253        112,943
                                 ---------    ---------      ---------      ---------      ---------      ---------      ---------

Income Before Disposition of
  Interest Rate Protection
  Agreements, Gain on Sales of
  Properties, Minority Interest
  and Extraordinary Item ......     45,461           16          1,165          4,784          1,123            533         53,082
Disposition of Interest Rate
  Protection Agreements .......      1,430           --             --             --             --             --          1,430
Gain on Sales of Properties ...      4,186           --             --             --             --             --          4,186
                                 ---------    ---------      ---------      ---------      ---------      ---------      ---------
Income Before Minority Interest
  and Extraordinary Item ......     51,077           16          1,165          4,784          1,123            533         58,698
Income Allocated to Minority
  Interest ....................     (3,502)          --             --             --             --             --         (3,502)
                                 ---------    ---------      ---------      ---------      ---------      ---------      ---------
Income Before Extraordinary
  Item ........................     47,575           16          1,165          4,784          1,123            533         55,196
                                 ---------    ---------      ---------      ---------      ---------      ---------      ---------

Preferred Stock Dividends .....     (7,610)          --             --             --             --             --         (7,610)
                                 ---------    ---------      ---------      ---------      ---------      ---------      ---------

Income Before Extraordinary
  Item Available to Common
  Shareholders ................  $  39,965    $      16      $   1,165      $   4,784      $   1,123      $     533      $  47,586
                                 =========    =========      =========      =========      =========      =========      =========

Income Before Extraordinary
  Item Per Weighted Average
  Common Share Outstanding
  (30,139,896 for September 30,
  1997) .......................  $    1.33
                                 =========
Pro Forma Income Before
  Extraordinary Item Per
  Weighted  Average Common
  Share Outstanding (36,142,332
  for September 30, 1997, pro
  forma) ......................

The accompanying notes are an integral part of the pro forma financial statement.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                                 1997           1997          1997
                                                  PACIFICA       SEALY        ACQUISITION    ACQUISITION   ACQUISITION
                                                 ACQUISITION   ACQUISITION        II             III           IV
                                 SUBTOTAL        PROPERTIES     PROPERTIES     PROPERTIES     PROPERTIES    PROPERTIES    SUBTOTAL
                                  CARRY         (HISTORICAL)   (HISTORICAL)   (HISTORICAL)   (HISTORICAL)  (HISTORICAL)    CARRY
                                  FORWARD        NOTE 3 (G)     NOTE 3 (H)     NOTE 3 (I)     NOTE 3 (J)    NOTE 3 (K)     FORWARD
                                 ---------       ---------      ---------      ---------      ---------      ---------    ---------
REVENUES:
  Rental Income ...............  $ 124,133       $  13,400      $  12,169      $   4,779      $   1,437      $   1,301    $ 157,219
  Tenant Recoveries and
    Other Income ..............     33,371           2,925          1,452          1,120            182            289       39,339
  Interest Income on U.S.
    Government Securities .....      8,521              --             --             --             --             --        8,521
                                 ---------       ---------      ---------      ---------      ---------      ---------    ---------
      Total Revenues ..........    166,025          16,325         13,621          5,899          1,619          1,590      205,079
                                 ---------       ---------      ---------      ---------      ---------      ---------    ---------
EXPENSES:
  Real Estate Taxes ...........     26,217           1,802          1,646          1,423            157            165       31,410
  Repairs and Maintenance .....      6,605           1,410          1,354            240            109             46        9,764
  Property Management .........      5,302             638            587            208             66             36        6,837
  Utilities ...................      4,450             459            364             36             44             45        5,398
  Insurance ...................        510              86            189             44             11             28          868
  Other .......................      1,246              40             --              4             40             17        1,347
  General and Administrative ..      4,264              --             --             --             --             --        4,264
  Interest Expense ............     34,788              --             --             --             --             --       34,788
  Amortization of Interest
    Rate Protection Agreements
    and Deferred Financing
    Costs .....................      2,093              --             --             --             --             --        2,093
  Depreciation and Other
    Amortization ..............     27,468              --             --             --             --             --       27,468
                                 ---------       ---------      ---------      ---------      ---------      ---------    ---------
      Total Expenses ..........    112,943           4,435          4,140          1,955            427            337      124,237
                                 ---------       ---------      ---------      ---------      ---------      ---------    ---------

Income Before Disposition of
  Interest Rate Protection
  Agreements, Gain on Sales of
  Properties, Minority Interest
  and Extraordinary Item ......     53,082          11,890          9,481          3,944          1,192          1,253       80,842
Disposition of Interest Rate
  Protection Agreements .......      1,430              --             --             --             --             --        1,430
Gain on Sales of Properties ...      4,186              --             --             --             --             --        4,186
                                 ---------       ---------      ---------      ---------      ---------      ---------    ---------
Income Before Minority Interest
  and Extraordinary Item ......     58,698          11,890          9,481          3,944          1,192          1,253       86,458
Income Allocated to Minority
  Interest ....................     (3,502)             --             --             --             --             --       (3,502)
                                 ---------       ---------      ---------      ---------      ---------      ---------    ---------
Income Before Extraordinary
  Item ........................     55,196          11,890          9,481          3,944          1,192          1,253       82,956
                                 ---------       ---------      ---------      ---------      ---------      ---------    ---------
Preferred Stock Dividends .....     (7,610)             --             --             --             --             --       (7,610)
                                 ---------       ---------      ---------      ---------      ---------      ---------    ---------
Income Before Extraordinary
  Item Available to Common
  Shareholders ................  $  47,586       $  11,890      $   9,481      $   3,944      $   1,192      $   1,253    $  75,346
                                 =========       =========      =========      =========      =========      =========    =========

Income Before Extraordinary
  Item Per Weighted Average
  Common Share Outstanding
  (30,139,896 for September 30,
  1997) .......................

Pro Forma Income Before
  Extraordinary Item Per
  Weighted  Average Common
  Share Outstanding (36,142,332
  for September 30, 1997, pro
  forma) ......................

The accompanying notes are an integral part of the pro forma financial statement.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)




                                                         1997                1997                     1997
                                                     ACQUISITION         ACQUISITION              ACQUISITION
                                                          V                  VI                       VII
                                       SUBTOTAL      PROPERTIES          PROPERTIES               PROPERTIES
                                        CARRY        (HISTORICAL)        (HISTORICAL)             (HISTORICAL)
                                       FORWARD        NOTE 3 (L)         NOTE 3 (M)                NOTE 3 (N)
                                       ---------     ---------           ---------                 ---------
REVENUES:
 Rental Income ................        $ 157,219     $   4,373          $   1,622                $   2,506
 Tenant Recoveries and
  Other Income ................           39,339           611                435                      412
Interest Income on U.S.
  Government Securities .......            8,521            --                 --                       --
                                       ---------     ---------          ---------                ---------
     Total Revenues ............         205,079         4,984              2,057                    2,918
                                       ---------     ---------          ---------                ---------
EXPENSES:
 Real Estate Taxes ............           31,410           559                148                      580
 Repairs and Maintenance ......            9,764           380                106                      354
 Property Management ..........            6,837           186                107                       45
 Utilities ....................            5,398           140                 28                      135
 Insurance ....................              868            65                 19                       27
 Other ........................            1,347            60                 27                        6
 General and Administrative ...            4,264            --                 --                       --
 Interest Expense .............           34,788            --                 --                       --
 Amortization of Interest
  Rate Protection Agreements
  and Deferred Financing
  Costs .......................            2,093            --                 --                       --
Depreciation and Other
 Amortization .................           27,468            --                 --                       --
                                       ---------     ---------          ---------                ---------
  Total Expenses ..............          124,237         1,390                435                    1,147
                                       ---------     ---------          ---------                ---------
Income Before Disposition of
  Interest Rate Protection
  Agreements, Gain on Sales of
  Properties, Minority Interest
  and Extraordinary Item ......           80,842         3,594              1,622                    1,771
Disposition of Interest Rate
 Protection Agreements ........            1,430            --                 --                       --
Gain on Sales of Properties ...            4,186            --                 --                       --
                                       ---------     ---------          ---------                ---------
Income Before Minority Interest
  and Extraordinary Item ......           86,458         3,594              1,622                    1,771
Income Allocated to Minority
  Interest ....................           (3,502)           --                 --                       --
                                       ---------     ---------          ---------                ---------
Income Before Extraordinary
  Item ........................           82,956         3,594              1,622                    1,771
                                       ---------     ---------          ---------                ---------

Preferred Stock Dividends .....           (7,610)           --                 --                       --
                                       ---------     ---------          ---------                ---------
Income Before Extraordinary
  Item Available to Common
  Shareholders ................        $  75,346     $   3,594          $   1,622                $   1,771
                                       =========     =========          =========                =========
Income Before Extraordinary
 Item Per Weighted Average
 Common Share Outstanding
 (30,139,896 for September 30,
 1997).........................

Pro Forma Income Before
 Extraordinary Item Per
 Weighted  Average Common
 Share Outstanding (36,142,332
 for September 30, 1997, pro
 forma) .......................


                                                    1997
                                                 ACQUISITION
                                                    VIII                           FIRST
                                                 PROPERTIES     PRO FORMA        INDUSTRIAL
                                                (HISTORICAL)   ADJUSTMENTS     REALTY TRUST, INC.
                                                  NOTE 3(O)      NOTE 3 (P)      PRO FORMA
                                                  ---------    ---------         ---------
REVENUES:
 Rental Income ................                 $   1,014    $                   $ 166,734
 Tenant Recoveries and
  Other Income ................                       154                           40,951
Interest Income on U.S.
  Government Securities .......                        --            --              8,521
                                                ---------     ---------          ---------
     Total Revenues ............                    1,168            --            216,206
                                                ---------     ---------          ---------
EXPENSES:
 Real Estate Taxes ............                       164            --             32,861
 Repairs and Maintenance ......                        48            --             10,652
 Property Management ..........                        --            --              7,175
 Utilities ....................                        17            --              5,718
 Insurance ....................                        10            --                989
 Other ........................                        --            --              1,440
 General and Administrative ...                        --            --              4,264
 Interest Expense .............                        --        12,276             47,064
 Amortization of Interest
  Rate Protection Agreements
  and Deferred Financing
  Costs .......................                        --            --              2,093
Depreciation and Other
 Amortization .................                        --         9,801             37,269
                                                ---------     ---------          ---------
  Total Expenses ..............                       239        22,077            149,525
                                                ---------     ---------          ---------
Income Before Disposition of
  Interest Rate Protection
  Agreements, Gain on Sales of
  Properties, Minority Interest
  and Extraordinary Item ......                       929       (22,077)            66,681
Disposition of Interest Rate
 Protection Agreements ........                        --            --              1,430
Gain on Sales of Properties ...                        --            --              4,186
                                                ---------     ---------          ---------
Income Before Minority Interest
  and Extraordinary Item ......                       929       (22,077)            72,297
Income Allocated to Minority
  Interest ....................                        --        (4,955)            (8,457)
                                                ---------     ---------          ---------
Income Before Extraordinary
  Item ........................                       929       (27,032)            63,840
                                                ---------     ---------          ---------

Preferred Stock Dividends .....                        --        (5,128)           (12,738)
                                                ---------     ---------          ---------
Income Before Extraordinary
  Item Available to Common
  Shareholders ................                 $     929     $ (32,160)         $  51,102
                                                =========     =========         =========
Income Before Extraordinary
 Item Per Weighted Average
 Common Share Outstanding
 (30,139,896 for September 30,
 1997).........................

Pro Forma Income Before
 Extraordinary Item Per
 Weighted  Average Common
 Share Outstanding (36,142,332
 for September 30, 1997, pro
 forma) .......................                                                 $    1.41
                                                                                =========

The accompanying notes are an integral part of the pro forma financial statement.
                                      15

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.   BASIS OF PRESENTATION.

     First Industrial Realty Trust, Inc. and its Subsidiaries (the "Company") was organized in the state of Maryland on August 10, 1993. The Company is a real estate investment trust ("REIT") as defined in the Internal Revenue Code.

     The accompanying unaudited pro forma balance sheet and unaudited pro forma statement of operations for the Company reflect the historical financial position of the Company as of September 30, 1997, the historical operations of the Company for the period January 1, 1997 through September 30, 1997, the acquisition of one property on January 9, 1997 (the "1997 Acquisition Property") and 39 properties acquired on January 31, 1997 (the "Lazarus Burman Properties") which are reported on Form 8-K/A No.1 dated February 12, 1997, 15 properties (the "Punia Phase I Properties") acquired on June 30, 1997 and 33 properties acquired through December 5, 1997 (the "Punia Phase II Properties") (together, the "Punia Acquisition Properties") which are reported on Form 8-K/A No. 1 dated June 30, 1997, 11 properties acquired during the period February 1, 1997 through July 14, 1997 (the "Other 1997 Acquisition Properties") and two properties acquired during the period February 1, 1997 through July 14, 1997 (the "1997 Acquisition I Properties") reported on Form 8-K/A No. 2 dated June 30, 1997, the acquisition of 93 properties on October 30, 1997, two properties on December 4, 1997 and 10 properties on January 30, 1998 (together, the "Pacifica Acquisition Properties"), 64 properties acquired on December 9, 1997 (the "Sealy Acquisition Properties"), 25 properties acquired during the period July 15, 1997 through October 31, 1997 (the "1997 Acquisition II Properties") and seven properties acquired on October 17, 1997 (the "1997 Acquisition III Properties") which are reported on Form 8-K dated October 30, 1997, 28 properties and one property scheduled to be acquired by March 31, 1998 (together, the "1997 Acquisition V Properties"), 36 properties (the "1997 Acquisition VI Properties") and eight properties (the "1997 Acquisition VII Properties") acquired during the period November 1, 1997 through December 31, 1997 which are reported on Form 8-K/A No. 1 dated December 11, 1997 and four properties (the "1997 Acquisition IV Properties") and three properties (the "1997 Acquisition VIII Properties") acquired during the period November 1, 1997 through December 31, 1997 reported on this Form 8-K/A No. 2.

     The accompanying unaudited pro forma balance sheet as of September 30, 1997 has been prepared based upon certain pro forma adjustments to the historical September 30, 1997 balance sheet of the Company. The unaudited pro forma balance sheet as of September 30, 1997 has been prepared as if the properties acquired subsequent to September 30, 1997 had been acquired on September 30, 1997 and the issuance of 5,400,000 shares of $.01 par value common stock on October 15, 1997 (the "October 1997 Equity Offering"), the assumption of $15.8 million of secured debt, the issuance on November 20, 1997 of $50.0 million of unsecured debt bearing interest at 6.90% which matures on November 21, 2005 (the "2005 Notes"), the issuance on December 8, 1997 of $150.0 million of unsecured debt bearing interest at 7.00% which matures December 1, 2006 (the "2006 Notes") and the issuance on December 8, 1997 of $100.0 million of unsecured debt bearing interest at 7.50% which matures on December 1, 2017 (the "2017 Notes") had occurred on September 30, 1997.

     The accompanying unaudited pro forma statement of operations for the nine months ended September 30, 1997 has been prepared based upon certain pro forma adjustments to the historical September 30, 1997 statement of operations of the Company. The unaudited pro forma statement of operations for the nine months ended September 30, 1997 has been prepared as if the properties acquired subsequent to December 31, 1996 had been acquired on either January 1, 1996 or the lease commencement date if the property was developed. In addition, the unaudited pro forma statement of operations is prepared as if the 40,000 shares of $1 par value Series B Cumulative Preferred Stock issued on May 14, 1997 (the "Series B Preferred Stock Offering"), the 20,000 shares of $1 par value Series C Cumulative Preferred Stock issued on June 6, 1997 (the "Series C
Preferred Stock Offering"), the 637,440 shares of $.01 par value common stock issued on September 16, 1997 (the "September 1997 Equity Offering"), the October 1997 Equity Offering, the assumption of $20.3 million of secured debt, the issuance of the 2005 Notes, the 2006 Notes and the 2017 Notes had been completed on January 1, 1996.

     The unaudited pro forma balance sheet is not necessarily indicative of what the Company's financial position would have been as of September 30, 1997 had the transactions been consummated as described above, nor does it

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

purport to present the future financial position of the Company. The unaudited pro forma statement of operations is not necessarily indicative of what the Company's results of operations would have been for the nine months ended September 30, 1997 had the transactions been consummated as described above, nor does it purport to present the future results of operations of the Company.

2. BALANCE SHEET PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - SEPTEMBER 30, 1997

 (a) The historical balance sheet reflects the financial position of the Company as of September 30, 1997 as reported in the Company's Form 10-Q for the quarter ended September 30, 1997.

 (b) Represents the portion of the Punia Acquisition Properties that were acquired subsequent to September 30, 1997 (the "Punia Acquisition A Properties") as if the acquisitions had occurred on September 30, 1997. The Punia Acquisition A Properties were acquired in a purchase transaction for approximately $7.0 million which was funded with $5.8 million in cash and the issuance of 39,364 limited partnership units in First Industrial, L.P. (the "Units") valued at $1.2 million.

 (c) Represents the purchase of the Pacifica Acquisition Properties as if the acquisition had occurred on September 30, 1997. The Pacifica Acquisition Properties were acquired in a purchase transaction for approximately $193.6 million which was funded with $171.1 million in cash and the issuance of 679,748 Units valued at $22.5 million.

 (d) Represents the purchase of the Sealy Acquisition Properties as if the acquisition had occurred on September 30, 1997. The Sealy Acquisition Properties were acquired in a purchase transaction for approximately $132.6 million which was funded with $99.6 million in cash, the assumption of $8.0 million of mortgage debt and the issuance of 717,375 Units valued at $25.0 million.

 (e) Represents the portion of the 1997 Acquisition II Properties that were acquired subsequent to September 30, 1997 (the "1997 Acquisition IIa Properties") as if the acquisitions had occurred on September 30, 1997. The 1997 Acquisition IIa Properties were acquired in a purchase transaction for approximately $29.4 million which was funded with $18.6 million in cash, the assumption of $4.2 million of mortgage debt and the issuance of 199,226 Units valued at $6.6 million.

 (f) Represents the purchase of the 1997 Acquisition III Properties as if the acquisition had occurred on September 30, 1997. The 1997 Acquisition III Properties were acquired in a purchase transaction for approximately $17.7 million which was funded with cash.

 (g) Represents the purchase of the 1997 Acquisition IV Properties as if the acquisition had occurred on September 30, 1997. The 1997 Acquisition IV Properties were acquired in a purchase transaction for approximately $21.8 million which was funded with $18.2 million in cash and the assumption of $3.6 million of mortgage debt.

 (h) Represents the purchase of the 1997 Acquisition V Properties as if the acquisition had occurred on September 30, 1997. The 1997 Acquisition V Properties were acquired in a purchase transaction for approximately $50.5 million which was funded with $49.1 million in cash and the issuance of 42,101 Units valued at $1.4 million.

 (i) Represents the purchase of the 1997 Acquisition VI Properties as if the acquisition had occurred on September 30, 1997. The 1997 Acquisition VI Properties were acquired in a purchase transaction for approximately $22.7 million which was funded with cash.

 (j) Represents the purchase of the 1997 Acquisition VII Properties as if the acquisition had occurred on September 30, 1997. The 1997 Acquisition VII Properties were acquired in a purchase transaction for approximately $27.0 million which was funded with cash.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

 (k) Represents the purchase of the 1997 Acquisition VIII Properties as if the acquisition had occurred on September 30 1997. The 1997 Acquisition VIII Properties were acquired in a purchase transaction for approximately $18.8 million which was funded with cash.

 (l) Represents the adjustments needed to present the pro forma balance sheet as of September 30, 1997 as if the properties that were occupied by the previous owner prior to acquisition and additional land parcels that were acquired subsequent to September 30, 1997 had been acquired on September 30, 1997 and the October 1997 Equity Offering, borrowings subsequent to September 30, 1997 under the Company's unsecured revolving credit facilities, the issuance of the 2005 Notes, the issuance of the 2006 Notes and the issuance of the 2017 Notes had occurred on September 30, 1997.

3. STATEMENT OF OPERATIONS PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - SEPTEMBER 30, 1997

 (a) The historical operations reflect the operations of the Company for the period January 1, 1997 through September 30, 1997 as reported in the Company's Form 10-Q for the quarter ended September 30, 1997.

 (b) The historical operations reflect the operations of the 1997 Acquisition Property for the period January 1, 1997 through the acquisition date of this property on January 9, 1997.

 (c) The historical operations reflect the operations of the Lazarus Burman Properties for the period January 1, 1997 through January 31, 1997.

 (d) The historical operations reflect the operations of the Punia Acquisition Properties for the period January 1, 1997 through June 30, 1997.

 (e) The historical operations reflect the operations of the Other 1997 Acquisition Properties for the period January 1, 1997 through the earlier of September 30, 1997 or their respective acquisition dates.

 (f) The historical operations reflect the operations of the 1997 Acquisition I Properties for the period January 1, 1997 through the earlier of September 30, 1997 or their respective acquisition dates.

 (g) The historical operations reflect the operations of the Pacifica Acquisition Properties for the period January 1, 1997 through September 30, 1997.

 (h) The historical operations reflect the operations of the Sealy Acquisition Properties for the period January 1, 1997 through September 30, 1997.

 (i) The historical operations reflect the operations of the 1997 Acquisition II Properties for the period January 1, 1997 through the earlier of September 30, 1997 or their respective acquisition dates.

 (j) The historical operations reflect the operations of the 1997 Acquisition III Properties for the period January 1, 1997 through September 30, 1997.

 (k) The historical operations reflect the operations of the 1997 Acquisition IV Properties for the period January 1, 1997 through September 30, 1997.

 (l)  The historical operations reflect the operations of the 1997
      Acquisition V Properties for the period January 1, 1997 through September 30, 1997.

 (m) The historical operations reflect the operations of the 1997 Acquisition VI Properties for the period January 1, 1997 through September 30, 1997.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS


 (n) The historical operations reflect the operations of the 1997 Acquisition VII Properties for the period January 1, 1997 through September 30, 1997.

 (o) The historical operations reflect the operations of the 1997 Acquisition VIII Properties for the period January 1, 1997 through September 30, 1997.

 (p) In connection with the Lazarus Burman Properties acquisition, the Company assumed two mortgage loans totaling $4.5 million (the "Lazarus Burman Mortgage Loans"). The interest expense adjustment reflects interest on the Lazarus Burman Mortgage Loans for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

   In connection with the purchase of the Sealy Acquisition Properties, the Company assumed an $8.0 million mortgage loan (the "Acquisition Mortgage Loan I"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan I for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

   In connection with the purchase of the 1997 Acquisition II Properties, the Company assumed a $4.2 million mortgage loan (the "Acquisition Mortgage Loan II"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan II for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

   In connection with the purchase of the 1997 Acquisition IV Properties, the Company assumed a $3.6 million mortgage loan (the "Acquisition Mortgage Loan III"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan III for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

   The interest expense adjustment reflects an increase in the acquisition facility borrowings at the 30-day London Interbank Offered Rate ("LIBOR") plus 1% under the Company's $200 million unsecured revolving credit facility (the"1996 Unsecured Acquisition Facility") or LIBOR plus .8% for borrowings under the Company's $300 million unsecured revolving credit facility (the "1997 Unsecured Acquisition Facility") for the assumed earlier purchase of the 1997 Acquisition Property, the Lazarus Burman Properties, the Punia Acquisition Properties, the Other 1997 Acquisition Properties, the 1997 Acquisition I Properties, the Pacifica Acquisition Properties, the Sealy Acquisition Properties, the 1997 Acquisition II Properties, the 1997 Acquisition III Properties, the 1997 Acquisition IV Properties, the 1997 Acquisition V Properties, the 1997 Acquisition VI Properties, the 1997 Acquisition VII Properties and the 1997 Acquisition VIII Properties offset by the interest savings related to the assumed repayment of $144.0 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the Series B Preferred Stock Offering and Series C Preferred Stock Offering and the assumed repayment of $196.1 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the September 1997 Equity Offering and the October 1997 Equity Offering and also reflects an increase in interest expense due to the issuance of the 2005 Notes, the 2006 Notes and the 2017 Notes as if such unsecured debt was outstanding as of January 1, 1996.

   The depreciation and amortization adjustments reflect the charges for the 1997 Acquisition Property, the Lazarus Burman Properties, the Punia Acquisition Properties, the Other 1997 Acquisition Properties, the 1997 Acquisition I Properties, the Pacifica Acquisition Properties, the Sealy Acquisition Properties, the 1997 Acquisition II Properties, the 1997 Acquisition III Properties, the 1997 Acquisition IV Properties, the 1997 Acquisition V Properties, the 1997 Acquisition VI Properties, the 1997 Acquisition VII Properties and the 1997 Acquisition VIII Properties from January 1, 1997 through the earlier of their respective acquisition date or September 30, 1997 as if such properties were acquired on January 1, 1996.

                     FIRST INDUSTRIAL REALTY TRUST, INC.
                   NOTES TO PRO FORMA FINANCIAL STATEMENTS


   Income allocated to minority interest reflects income attributable to Units owned by unit holders other than the Company. The minority interest adjustment reflects a 14.2% minority interest for the nine months ended September 30, 1997. This adjustment reflects the income to unitholders for Units issued in connection with certain property acquisitions as if such Units had been issued on January 1, 1996 and to reflect the completion of the Series B Preferred Stock Offering, the Series C Preferred Stock Offering, the September 1997 Equity Offering and the October 1997 Equity Offering as of
   January 1, 1996.

   The preferred stock dividend adjustment reflects preferred dividends attributable to the Series B Preferred Stock and the Series C Preferred Stock as if such preferred stock was outstanding as of January 1, 1996.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                    First
                                 Industrial        First         Other                         1996          1997
                                   Realty         Highland    Acquisition    Acquisition   Acquisition   Acquisition
                                 Trust, Inc.     Properties    Properties     Properties    Properties     Property
                                (Historical)    (Historical)  (Historical)   (Historical)  (Historical)  (Historical)   Subtotal
                                 Note 2 (a)      Note 2 (b)    Note 2 (c)     Note 2 (d)    Note 2 (e)    Note 2 (f)  Carry Forward
                                 ---------      ------------  ------------   -----------   ------------  ------------ -------------
REVENUES:
  Rental Income ...............  $ 109,113         $1,915        $1,029        $2,893        $7,601        $  948        $ 123,499
  Tenant Recoveries and
    Other Income ..............     30,942            182           218           469           944           210           32,965
                                 ---------         ------        ------        ------        ------        ------        ---------
      Total Revenues ..........    140,055          2,097         1,247         3,362         8,545         1,158          156,464
                                 ---------         ------        ------        ------        ------        ------        ---------
EXPENSES:
  Real Estate Taxes ...........     23,371            213           237           519         1,283           167           25,790
  Repairs and Maintenance .....      5,408            134            45           139           539            62            6,327
  Property Management .........      5,067             86            40           109           354            30            5,686
  Utilities ...................      3,582            189            21            68            30           135            4,025
  Insurance ...................        877             28            14            44            65            --            1,028
  Other .......................        919             --            --            -              2            --              921
  General and Administrative ..      4,018             --            --            --            --            --            4,018
  Interest Expense ............     28,954             --            --            --            --            --           28,954
  Amortization of Interest Rate
    Protection Agreements and
    Deferred Financing Costs ..      3,286             --            --            --            --            --            3,286
  Depreciation and Other
    Amortization ..............     28,049             --            --            --            --            --           28,049
                                 ---------         ------        ------        ------        ------        ------        ---------
      Total Expenses ..........    103,531            650           357           879         2,273           394          108,084
                                 ---------         ------        ------        ------        ------        ------        ---------
Income Before Gain on Sales of
  Properties, Minority Interest
  and Extraordinary Item ......     36,524          1,447           890         2,483         6,272           764           48,380
Gain on Sale of Properties ....      4,344             --            --            --            --            --            4,344
                                 ---------         ------        ------        ------        ------        ------        ---------
Income Before Minority Interest
  and Extraordinary Item ......     40,868          1,447           890         2,483         6,272           764           52,724
Income Allocated to Minority
  Interest ....................     (2,931)            --            --            --            --            --           (2,931)
                                 ---------         ------        ------        ------        ------        ------        ---------
Income Before Extraordinary
  Item ........................     37,937          1,447           890         2,483         6,272           764           49,793
                                 ---------         ------        ------        ------        ------        ------        ---------
Preferred Stock Dividends .....     (3,919)            --            --            --            --            --           (3,919)
                                 ---------         ------        ------        ------        ------        ------        ---------
Income Before Extraordinary
  Item Available to Common
  Shareholders ................  $  34,018         $1,447        $  890        $2,483        $6,272        $  764        $  45,874
                                 =========         ======        ======        ======        ======        ======        =========

Income Before Extraordinary
  Item Per Weighted Average
  Common Share Outstanding
  (24,755,953 for December
  31,1996) ....................  $    1.37
                                 =========
Pro Forma Income Before
  Extraordinary Item Per
  Weighted Average Common
  Share Outstanding
  (36,142,332 for December
  31, 1996, pro forma) ........

The accompanying notes are an integral part of the pro forma financial statement.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                                    1997
                                                       Lazarus         Punia        Other 1997   Acquisition
                                                        Burman      Acquisition    Acquisition        I
                                       Subtotal       Properties    Properties      Properties    Properties      Subtotal
                                        Carry        (Historical)   (Historical)   (Historical)  (Historical)      Carry
                                       Forward        Note 2(g)      Note 2(h)      Note 2(i)     Note 2(j)       Forward
                                      ---------      ------------   ------------   ------------  ------------     ---------
REVENUES:
  Rental Income ..............        $ 123,499         $18,606        $10,448        $3,829        $1,451        $ 157,833
  Tenant Recoveries and Other
    Income ...................           32,965           4,636          2,668         1,089           648           42,006
                                      ---------         -------        -------        ------        ------        ---------
      Total Revenues .........          156,464          23,242         13,116         4,918         2,099          199,839
                                      ---------         -------        -------        ------        ------        ---------
EXPENSES:
  Real Estate Taxes ..........           25,790           4,767          1,908         1,131           490           34,086
  Repairs and Maintenance ....            6,327           1,477            795           124           102            8,825
  Property Management ........            5,686             732            329            89            54            6,890
  Utilities ..................            4,025             959            586            27             7            5,604
  Insurance ..................            1,028             275            160            30            22            1,515
  Other ......................              921             457            218            --            --            1,596
General and Administrative ...            4,018              --             --            --            --            4,018
Interest Expense .............           28,954              --             --            --            --           28,954
Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs ...            3,286              --             --            --            --            3,286
Depreciation and Other
  Amortization ...............           28,049              --             --            --            --           28,049
                                      ---------         -------        -------        ------        ------        ---------
    Total Expenses ...........          108,084           8,667          3,996         1,401           675          122,823
                                      ---------         -------        -------        ------        ------        ---------
Income Before Gain on Sales
  of Properties, Minority
  Interest and Extraordinary
  Item .......................           48,380          14,575          9,120         3,517         1,424           77,016
Gain on Sales of Properties ..            4,344              --             --            --            --            4,344
                                      ---------         -------        -------        ------        ------        ---------
Income Before Minority
  Interest and Extraordinary
  Item .......................           52,724          14,575          9,120         3,517         1,424           81,360
Income Allocated to Minority
  Interest ...................           (2,931)             --             --            --            --           (2,931)
                                      ---------         -------        -------        ------        ------        ---------
Income Before Extraordinary
  Item .......................           49,793          14,575          9,120         3,517         1,424           78,429
                                      ---------         -------        -------        ------        ------        ---------
Preferred Stock Dividends ....           (3,919)             --             --            --            --           (3,919)
                                      ---------         -------        -------        ------        ------        ---------

Income Before Extraordinary
  Item Available to Common
  Shareholders ...............        $  45,874         $14,575        $ 9,120        $3,517        $1,424        $  74,510
                                      =========         =======        =======        ======        ======        =========

Income Before Extraordinary
  Item Per Weighted Average
  Common Share Outstanding
  (24,755,953 for December
  31,1996) ...................

Pro Forma Income Before
  Extraordinary Item Per
  Weighted Average Common
  Share Outstanding
  (36,142,332 for December 31,
  1996, pro forma) ...........

The accompanying notes are an integral part of the pro forma financial statement.

                       FIRST INDUSTRIAL REALTY TRUST, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                      Pacifica                                        1997
                                                     Acquisition         Sealy Acquisition       Acquisition II
                                        Subtotal      Properties             Properties            Properties
                                         Carry       (Historical)           (Historica)           (Historical)
                                        Forward       Note 2  (k)            Note 2 (l)            Note 2 (m)
                                       ---------   -----------------      ----------------       -----------------
REVENUES:
 Rental Income ................        $ 157,833       $  16,849             $  15,163             $   6,213
 Tenant Recoveries and
  Other Income ................           42,006           3,453                 1,546                 1,256
                                       ---------       ---------             ---------             ---------
   Total Revenues .............          199,839          20,302                16,709                 7,469
                                       ---------       ---------             ---------             ---------
EXPENSES:
 Real Estate Taxes ............           34,086           2,521                 2,068                 1,518
 Repairs and Maintenance ......            8,825           1,554                 1,546                   424
 Property Management ..........            6,890             767                   700                   254
 Utilities ....................            5,604             547                   329                    53
 Insurance ....................            1,515             116                   264                    56
 Other ........................            1,596             155                    --                    31
 General and Administrative ...            4,018              --                    --                    --
 Interest Expense .............           28,954              --                    --                    --
 Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs ....            3,286              --                    --                    --
 Depreciation and Other
  Amortization ................           28,049              --                    --                    --
                                       ---------       ---------             ---------             ---------
   Total Expenses .............          122,823           5,660                 4,907                 2,336
                                       ---------       ---------             ---------             ---------
Income Before Gain on Sales of
  Properties, Minority Interest
  and Extraordinary Item ......           77,016          14,642                11,802                 5,133
Gain on Sale of Properties ....            4,344              --                    --                    --
                                       ---------       ---------             ---------             ---------
Income Before Minority Interest
  and Extraordinary Item ......           81,360          14,642                11,802                 5,133
Income Allocated to Minority
  Interest ....................           (2,931)             --                    --                    --
                                       ---------       ---------             ---------             ---------
Income Before Extraordinary
  Item ........................           78,429          14,642                11,802                 5,133
                                       ---------       ---------             ---------             ---------
Preferred Stock Dividends .....           (3,919)             --                    --                    --
                                       ---------       ---------             ---------             ---------
Income Before Extraordinary
  Item Available to Common
  Shareholders ................        $  74,510       $  14,642             $  11,802             $   5,133
                                       =========       =========             =========             =========
Income Before Extraordinary
Item Per Weighted Average
Common Share Outstanding
(24,755,953 for December 31,
1996)..............................
Pro Forma Income Before
Extraordinary Item Per
Weighted Average Common
Share Outstanding
(36,142,332 for December 31,
1996, pro forma)...............

                                                1997             Acquisition
                                            Acquisition              IV
                                           III Properties        Properties          Subtotal
                                            (Historical)        (Historical)           Carry
                                             Note 2 (n)          Note 2 (o)           Forward
                                          ----------------     -----------------    ------------
REVENUES:
 Rental Income ................            $   1,945              $   1,857           $ 199,860
 Tenant Recoveries and
  Other Income ................                  244                    207              48,712
                                           ---------              ---------           ---------
   Total Revenues .............                2,189                  2,064             248,572
                                           ---------              ---------           ---------
EXPENSES:
 Real Estate Taxes ............                  222                    217              40,632
 Repairs and Maintenance ......                  168                     77              12,594
 Property Management ..........                   91                     39               8,741
 Utilities ....................                   51                     63               6,647
 Insurance ....................                   14                     35               2,000
 Other ........................                    4                      5               1,791
 General and Administrative ...                   --                     --               4,018
 Interest Expense .............                   --                     --              28,954
 Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs ....                   --                     --               3,286
 Depreciation and Other
  Amortization ................                   --                     --              28,049
                                           ---------              ---------           ---------
   Total Expenses .............                  550                    436             136,712
                                           ---------              ---------           ---------
Income Before Gain on Sales of
  Properties, Minority Interest
  and Extraordinary Item ......                1,639                  1,628             111,860
Gain on Sale of Properties ....                   --                     --               4,344
                                           ---------              ---------           ---------
Income Before Minority Interest
  and Extraordinary Item ......                1,639                  1,628             116,204
Income Allocated to Minority
  Interest ....................                   --                     --              (2,931)
                                           ---------              ---------           ---------
Income Before Extraordinary
  Item ........................                1,639                  1,628             113,273
                                           ---------              ---------           ---------

Preferred Stock Dividends .....                   --                     --              (3,919)
                                           ---------              ---------           ---------
Income Before Extraordinary
  Item Available to Common
  Shareholders ................            $   1,639              $   1,628           $ 109,354
                                           =========              =========           =========
Income Before Extraordinary
Item Per Weighted Average
Common Share Outstanding
(24,755,953 for December 31,
1996)..............................
Pro Forma Income Before
Extraordinary Item Per
Weighted Average Common
Share Outstanding
(36,142,332 for December 31,
1996, pro forma)...............


The accompanying notes are an integral part of the pro forma financial statement.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                  1997          1997            1997         1997
                                               Acquisition   Acquisition    Acquisition   Acquisition                   First
                                                   V             VI            VII           VIII                     Industrial
                                   Subtotal    Properties    Properties     Properties    Properties  Pro Forma     Realty Trust,
                                    Carry     (Historical)  (Historical)  (Historical) (Historical)  Adjustments      Inc. Pro
                                   Forward     Note 2 (p)   Note 2 (q)    Note 2 (r)    Note 2 (s)    Note 2 (t)     Pro Forma
                                 ----------   ---------    ---------       --------       --------   ---------    --------------
REVENUES:
 Rental Income ................  $ 199,860   $   5,822     $  2,076       $   3,232      $     373     $      --       $ 211,363
 Tenant Recoveries and
  Other Income ................     48,712         791          553             744             12            --          50,812
                                 ---------   ---------    ---------       ---------      ---------     ---------       ---------
   Total Revenues .............    248,572       6,613        2,629           3,976            385            --         262,175
                                 ---------   ---------    ---------       ---------      ---------     ---------       ---------
EXPENSES:
 Real Estate Taxes ............     40,632         659          213             750             --            --          42,254
 Repairs and Maintenance ......     12,594         560          203             507             22            --          13,886
 Property Management ..........      8,741         234          146              60             --            --           9,181
 Utilities ....................      6,647         187           27             174             10            --           7,045
 Insurance ....................      2,000          88           24              40             13            --           2,165
 Other ........................      1,791          52           78              84             --            --           2,005
 General and Administrative ...      4,018          --           --              --             --            --           4,018
 Interest Expense .............     28,954          --           --              --             --        18,429          47,383
 Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs ....      3,286          --           --              --             --            --           3,286
Depreciation and Other
 Amortization .................     28,049          --           --              --             --        19,313          47,362
                                 ---------   ---------    ---------       ---------      ---------     ---------       ---------
  Total Expenses ..............    136,712       1,780          691           1,615             45        37,742         178,585
                                 ---------   ---------    ---------       ---------      ---------     ---------       ---------
Income Before Gain on Sales of
  Properties, Minority Interest
  and Extraordinary Item ......    111,860       4,833        1,938           2,361            340       (37,742)         83,590
Gain on Sale of Properties ....      4,344          --           --              --             --            --           4,344
                                 ---------   ---------    ---------       ---------      ---------     ---------       ---------
Income Before Minority Interest
  and Extraordinary Item ......    116,204       4,833        1,938           2,361            340       (37,742)         87,934
Income Allocated to Minority
  Interest ....................     (2,931)         --           --              --             --        (7,143)        (10,074)
                                 ---------   ---------    ---------       ---------      ---------     ---------       ---------
Income Before Extraordinary
  Item ........................    113,273       4,833        1,938           2,361            340       (44,885)         77,860
                                 ---------   ---------    ---------       ---------      ---------     ---------       ---------
Preferred Stock Dividends .....     (3,919)         --           --              --             --       (13,065)        (16,984)
                                 ---------   ---------    ---------       ---------      ---------     ---------       ---------
Income Before Extraordinary
   Item Available to Common
   Shareholders ...............  $ 109,354   $   4,833    $   1,938       $   2,361      $     340     $ (57,950)      $  60,876
                                 =========   =========    =========       =========      =========     =========       =========
Income Before Extraordinary
   Item Per Weighted Average
   Common Share Outstanding
   (24,755,953 for December 31,
   1996)..............................
Pro Forma Income Before
   Extraordinary Item Per
   Weighted Average Common
   Share Outstanding
   (36,142,332 for December 31,
   1996, pro forma)...............
                                                                                                                       $  1.68
                                                                                                                       =======


The accompanying notes are an integral part of the pro forma financial statement.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.   BASIS OF PRESENTATION.

     First Industrial Realty Trust, Inc. and its Subsidiaries (the "Company") was organized in the state of Maryland on August 10, 1993. The Company is a real estate investment trust ("REIT") as defined in the Internal Revenue Code.

     The accompanying unaudited pro forma statement of operations for the Company reflects the historical operations of the Company for the period January 1, 1996 through December 31, 1996 and the acquisition of 28 properties (the "First Highland Properties") and 18 properties (the "Other Acquisition Properties") acquired by the Company between January 1, 1996 and April 10, 1996 which were reported on Form 8-K/A No. 1 dated March 20, 1996, the acquisition of 14 properties (the "Acquisition Properties") and 43 properties (the "1996 Acquisition Properties") between April 11, 1996 and December 31, 1996, one property acquired on January 9, 1997 (the "1997 Acquisition Property"), and 39 properties acquired on January 31, 1997 (the "Lazarus Burman Properties") which are reported on Form 8-K/A No. 1 dated February 12, 1997, the acquisition of 15 properties (the "Punia Phase I Properties") acquired on June 30, 1997 and 33 properties acquired through December 5, 1997 (the "Punia Phase II Properties") (together, the "Punia Acquisition Properties") which are reported on Form 8-K/A No.1 dated June 30, 1997, 11 properties acquired during the period February 1, 1997 through July 14, 1997 (the "Other 1997 Acquisition Properties") and two properties acquired during the period February 1, 1997 through July 14, 1997 (the "1997 Acquisition I Properties") reported on Form 8-K/A No. 2 dated June 30, 1997, the acquisition of 93 properties on October 30, 1997, two properties on December 4, 1997 and 10 properties on January 30, 1998 (together, the "Pacifica Acquisition Properties"), 64 properties acquired on December 9, 1997 (the "Sealy Acquisition Properties"), 25 properties acquired during the period July 15, 1997 through October 31, 1997 (the "1997 Acquisition II Properties") and seven properties acquired on October 17, 1997 (the "1997 Acquisition III Properties") which are reported on Form 8-K dated October 30, 1997, 28 properties and one property scheduled to be acquired by March 31, 1998 (together, the "1997 Acquisition V Properties"), 36 properties (the "1997 Acquisition VI Properties") and eight properties (the "1997 Acquisition VII Properties") acquired during the period November 1, 1997 through December 31, 1997 which are reported on Form 8-K/A No. 1 dated December 11, 1997 and four properties (the "1997 Acquisition IV Properties") and three properties (the "1997 Acquisition VIII Properties") acquired during the period November 1, 1997 through December 31, 1997 reported on this Form 8-K/A No. 2.

     The accompanying unaudited pro forma statement of operations for the year ended December 31, 1996 has been prepared based upon certain pro forma adjustments to the historical December 31, 1996 statement of operations of the Company. The unaudited pro forma statement of operations for the year ended December 31, 1996 has been prepared as if the properties acquired subsequent to December 31, 1995 had been acquired on either January 1, 1996 or the lease commencement date if the property was developed and as if the 5,175,000 shares of $.01 par value common stock issued on February 2, 1996 (the "February 1996 Equity Offering"), the 5,750,000 shares of $.01 par value common stock issued on October 25, 1996 (the "October 1996 Equity Offering"), the 40,000 shares of $1 par value Series B Cumulative Preferred Stock issued on May 14, 1997 (the "Series B Preferred Stock Offering"), the 20,000 shares of $1 par value Series C Cumulative Preferred Stock issued on June 6, 1997 (the "Series C Preferred Stock Offering"), the 637,440 shares of $.01 par value common stock issued on September 16, 1997 (the "September 1997 Equity Offering"), the 5,400,000 shares of $.01 par value common stock issued on October 15, 1997 (the "October 1997 Equity Offering"), the assumption of $66.5 million of secured debt, the issuance on November 20, 1997 of $50.0 million of unsecured debt bearing interest at 6.90% which matures on November 21, 2005 (the "2005 Notes"), the issuance on December 8, 1997 of $150.0 million of unsecured debt bearing interest at 7.00% which matures December 1, 2006 (the "2006 Notes") and the issuance on December 8, 1997 of $100.0 million of unsecured debt bearing interest at 7.50% which matures on December 1, 2017 (the "2017 Notes") had been completed on January 1, 1996.

     The unaudited pro forma statement of operations is not necessarily indicative of what the Company's results of operations would have been for the year ended December 31, 1996 had the transactions been consummated as described above, nor does it purport to present the future results of operations of the Company.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

2. STATEMENT OF OPERATIONS PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - DECEMBER 31, 1996

 (a) The historical operations reflect income from continuing operations of the Company for the period January 1, 1996 through December 31, 1996 as reported on the Company's Form 10-K dated March 27, 1997.

 (b) The historical operations reflect the operations of the First Highland Properties for the period January 1, 1996 through the acquisition date of these properties on March 20, 1996.

 (c) The historical operations reflect the operations of the Other Acquisition Properties for the period January 1, 1996 through their respective acquisition dates.

 (d) The historical operations reflect the operations of the Acquisition Properties for the period January 1, 1996 through their respective acquisition dates.

 (e) The historical operations reflect the operations of the 1996 Acquisition Properties for the period January 1, 1996 through their respective acquisition dates.

 (f)  The historical operations reflect the operations of the 1997
      Acquisition Property for the period January 1, 1996 through December 31, 1996.

 (g) The historical operations reflect the operations of the Lazarus Burman Properties for the period January 1, 1996 through December 31, 1996.

 (h) The historical operations reflect the operations of the Punia Acquisition Properties for the period January 1, 1996 through December 31, 1996.

 (i) The historical operations reflect the operations of the Other 1997 Acquisition Properties for the period January 1, 1996 through December 31, 1996.

 (j) The historical operations reflect the operations of the 1997 Acquisition I Properties for the period January 1, 1996 through December 31, 1996.

 (k) The historical operations reflect the operations of the Pacifica Acquisition Properties for the period January 1, 1996 through December 31, 1996.

 (l) The historical operations reflect the operations of the Sealy Acquisition Properties for the period January 1, 1996 through December 31, 1996.

 (m) The historical operations reflect the operations of the 1997 Acquisition Properties for the period January 1, 1996 through December 31, 1996.

 (n) The historical operations reflect the operations of the 1997 Acquisition III Properties for the period January 1, 1996 through December 31, 1996.

 (o) The historical operations reflect the operations of the 1997 Acquisition IV Properties for the period January 1, 1996 through December 31, 1996.

 (p) The historical operations reflect the operations of the 1997 Acquisition V Properties for the period January 1, 1996 through December 31, 1996.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

 (q) The historical operations reflect the operations of the 1997 Acquisition VI Properties for the period January 1, 1996 through December 31, 1996.

 (r) The historical operations reflect the operations of the 1997 Acquisition VII Properties for the period January 1, 1996 through December 31, 1996.

 (s) The historical operations reflect the operations of the 1997 Acquisition VIII Properties for the period January 1, 1996 through December 31, 1996.

 (t) In connection with the First Highland Properties acquisition, the Company assumed two mortgage loans totaling $9.4 million (the "Assumed Indebtedness") and also entered into a new mortgage loan in the amount of $36.8 million ( the "New Indebtedness"). The interest expense adjustment reflects interest on the Assumed Indebtedness and the New Indebtedness as if such indebtedness was outstanding beginning January 1, 1996.

      In connection with the Lazarus Burman Properties acquisition, the Company assumed two mortgage loans totaling $4.5 million (the "Lazarus Burman Mortgage Loans"). The interest expense adjustment reflects interest on the Lazarus Burman Mortgage Loans for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

      In connection with the purchase of the Sealy Acquisition Properties, the Company assumed an $8.0 million mortgage loan (the "Acquisition Mortgage Loan I"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan I for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

      In connection with the 1997 Acquisition II Properties acquisition, the Company assumed a $4.2 million mortgage loan (the "Acquisition Mortgage Loan II"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan II for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

      In connection with the 1997 Acquisition IV Properties acquisition, the Company assumed a $3.6 million mortgage loan (the "Acquisition Mortgage Loan III"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan III for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

      The interest expense adjustment reflects an increase in the acquisition facility borrowings at the 30-day London Interbank Offered Rate ("LIBOR") plus 2% for borrowings under the Company's $150 million secured revolving credit facility (the "1994 Acquisition Facility") for the assumed earlier purchase of the Other Acquisition Properties offset by the interest savings related to the assumed repayment of $59.4 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the February 1996 Equity Offering.

      The interest expense adjustment reflects an increase in the acquisition facility borrowings at LIBOR plus 2% for borrowings under the 1994 Acquisition Facility or LIBOR plus 1.1% for borrowings under the Company's $200 million unsecured revolving credit facility (the "1996 Unsecured Acquisition Facility") for the assumed earlier purchase of the Acquisition Properties and the 1996 Acquisition Properties, offset by the related interest savings related to the assumed repayment of $84.2 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the October 1996 Equity Offering.

      The interest expense adjustment reflects an increase in the acquisition facility borrowings at LIBOR plus 1% for borrowings under the 1996 Acquisition Facility or LIBOR plus .8% for borrowings under the Company's $300 million unsecured acquisition facility (the "1997 Unsecured Acquisition Facility") for the assumed earlier purchase of the 1997 Acquisition Property, the Lazarus Burman Properties, the Punia Acquisition Properties, the Other 1997 Acquisition Properties, the 1997 Acquisition I Properties, the Pacifica Acquisition Properties, the Sealy

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

   Acquisition Properties, the 1997 Acquisition II Properties, the 1997 Acquisition III Properties, the 1997 Acquisition IV Properties, the 1997 Acquisition V Properties, the 1997 Acquisition VI Properties, the 1997 Acquisition VII Properties and the 1997 Acquisition VIII Properties offset by the interest savings related to the assumed repayment of $144.0 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the Series B Preferred Stock Offering and Series C Preferred Stock Offering and the assumed repayment of $196.1 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the September 1997 Equity Offering and the October 1997 Equity Offering and also reflects an increase in interest expense due to the issuance of the 2005 Notes, the 2006 Notes and the 2017 Notes as if such unsecured debt was outstanding as of January 1, 1996.

   The depreciation and amortization adjustment reflects the charges for the First Highland Properties, the Other Acquisition Properties, the Acquisition Properties, the 1996 Acquisition Properties, the 1997 Acquisition Property, the Lazarus Burman Properties, the Punia Acquisition Properties, the Other 1997 Acquisition Properties, the 1997 Acquisition I Properties, the Pacifica Acquisition Properties, the Sealy Acquisition Properties, the 1997 Acquisition II Properties, the 1997 Acquisition III Properties, the 1997 Acquisition IV Properties, the 1997 Acquisition V Properties, the 1997 Acquisition VI Properties, the 1997 Acquisition VII Properties and the 1997 Acquisition VIII Properties from January 1, 1996 through the earlier of their respective acquisition date or December 31, 1996 and if such properties were acquired on January 1, 1996.

   Income allocated to minority interest reflects income attributable to Units owned by unitholders other than the Company. The minority interest adjustment reflects a 14.2% minority interest for the year ended December 31, 1996. This adjustment reflects the income to unitholders for Units issued in connection with certain property acquisitions as if such Units had been issued on January 1, 1996 and to reflect the completion of the February 1996 Equity Offering, the October 1996 Equity Offering, the Series B Preferred Stock Offering, the Series C Preferred Stock Offering, the September 1997 Equity Offering and the October 1997 Equity Offering as of January 1, 1996.

   The preferred stock dividend adjustment reflects preferred dividends attributable to the Series B Preferred Stock and the Series C Preferred Stock as if such preferred stock was outstanding as of January 1, 1996.

                                  SIGNATURE
                                  ---------


        Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        FIRST INDUSTRIAL REALTY TRUST, INC.


February 25, 1998                       BY:  /s/ Michael J. Havala
                                           --------------------------------
                                           Michael J. Havala
                                           Chief Financial Officer
                                           (Principal Financial and Accounting
                                           Officer)

                                EXHIBIT INDEX
                                -------------



Exhibit No.             Description
-----------             -----------
   23                   Consent of Coopers & Lybrand L.L.P.,
                        Independent Accounts